DEFERRED POLICY ACQUISITION COSTS, DEFERRED SALES INDUCEMENTS AND VALUE OF BUSINESS ACQUIRED - Schedule of Projected VOBA Asset Amortization Expenses (Details) - USD ($) $ in Millions	Jun. 30, 2026	Dec. 31, 2025	Jun. 30, 2025	Dec. 31, 2024
Insurance [Abstract]
2026	$ 365
2027	679
2028	623
2029	568
2030	520
Thereafter	4,992
Total amortization expense	$ 7,747	$ 8,133	$ 8,536	$ 8,927